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                                                                   EXHIBIT 10.20

                                    AMENDMENT

This amendment is made and entered into as of Wednesday, March 31, 2004 between WebSideStory, Inc. and the remaining undersigned entities (collectively, "WDIG"),to amend certain provisions of the revised master service agreement between them dated August 29, 2003 (the "Agreement").

Capitalized expressions in this amendment, unless otherwise defined, have the meanings given them in the Agreement.

The last sentence of Section 3.4 of Exhibit 1 (Master Agreement Service Order No. 1 Between WSS and WDIG) to the Agreement, is amended to read "WDIG may add HitBox Report Builder licenses during the term of the Agreement in addition to the [***] ones set forth in Section 2.5.3, for the [***] rate of [***] for the Term of the Agreement."

All terms and conditions of the Agreement not amended by this amendment remain unchanged. This amendment may be signed in any number of counterparts, each of which may be signed by less than all of the parties, and all of which together constitute one instrument.

AGREED TO BY: WEBSIDESTORY, INC.

Signature: /s/ Jeff Lunsford

Print Name: Jeff Lunsford

Title: CEO

Date: 4/12/04

BUENA VISTA INTERNET GROUP

By: /s/ [***]
   Name: [***]
   Title: Executive Vice President

ESPN INTERNET VENTURES
By: Online Investments, Inc., as

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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    its General Partner
By: /s/ [***]
        Name: [***]
        Title: Executive Vice President

ABCNEWS INTERNET VENTURES
By: DOL Online Investments, Inc. as
    its General Partner
By: /s/ [***]
        Name: [***]
        Title: Executive Vice President

INFOSEEK CORPORATION

By: /s/ [***]
    Name: [***]
    Title: Executive Vice President

ABC MULTIMEDIA, INC.

By: /s/ [***]
    Name: [***]
    Title: Executive Vice President

WALT DISNEY PARKS & RESORTS ONLINE

By: /s/ [***]
   Name: [***]
   Title:  VP Fin

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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